EXHIBIT 99.1

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Financial Statements

(Expressed in US dollars)

For the Years Ended December 31, 2013 and 2012

F-1

Report of Independent Registered Public Accounting Firm

To the Stockholders of

Jeremy N. Stout, Inc. dba The Big Tomato

Aurora, Colorado

We have audited the accompanying balance sheets of Jeremy N. Stout, Inc. dba The Big Tomato as of December 31, 2013 and 2012 and the related statements of operations, stockholders' equity, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Jeremy N. Stout, Inc. dba The Big Tomato as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ MaloneBailey, LLP

www.malone-bailey.com

Houston, Texas

January 15, 2015

F-2

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Balance Sheets

(Expressed in US dollars)

	December 31, 2013	December 31, 2012

ASSETS

Cash	41,522	1,025
Inventory	142,946	214,879
Prepaid expenses and deposits	5,265	14,982

Total Current Assets	189,733	230,886

Property and equipment	15,679	27,968

Total Assets	205,412	258,854

LIABILITIES

Current Liabilities

Accounts payable and accrued liabilities	184,001	119,876

Total Liabilities	184,001	119,876

STOCKHOLDERS’ EQUITY

Common Stock: Authorized: 50 shares Issued and outstanding: 50 shares	5,000	5,000

Additional paid-in capital	5,459	5,459

Retained earnings	10,952	128,519

Total Stockholders’ Equity	21,411	138,978

Total Liabilities and Stockholders’ Equity	205,412	258,854

(The accompanying notes are an integral part of these financial statements)

F-3

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Statements of Operations

(Expressed in US dollars)

	Year Ended December 31, 2013	Year Ended December 31, 2012

Revenue	2,460,261	2,084,494
Cost of sales	(1,906,466)	(1,519,529)

Gross Profit	553,795	564,965

Operating Expenses

Advertising	11,027	2,611
Depreciation	14,344	18,830
Insurance	44,673	39,800
General and administrative	115,879	130,949
Professional fees	21,769	18,835
Rent	113,514	113,138
Wages	292,691	335,411

Total Operating Expenses	(613,897)	(659,574)

Loss Before Other Items	(60,102)	(94,609)

Other Items
Interest expense	(33)	(295)
Loss on disposal of equipment	(1,165)	–

Net Loss	(61,300)	(94,904)
Net Loss per Share – Basic and Diluted	(1,226)	(1,898)
Weighted Average Shares Outstanding – Basic and Diluted	50	50

(The accompanying notes are an integral part of these financial statements)

F-4

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Statements of Stockholders’ Equity

(Expressed in US dollars)

			Additional
			Paid-in	Retained
	Shares	Amount	Capital	Earnings	Total
	#	$	$	$	$

Balance, December 31, 2011	50	5,000	5,459	305,923	316,382

Distribution	–	–	–	(82,500)	(82,500)

Net loss for the year	–	–	–	(94,904)	(94,904)

Balance, December 31, 2012	50	5,000	5,459	128,519	138,978

Distribution	–	–	–	(56,267)	(56,267)

Net loss for the year	–	–	–	(61,300)	(61,300)

Balance, December 31, 2013	50	5,000	5,459	10,952	21,411

(The accompanying notes are an integral part of these financial statements)

F-5

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Statements of Cash Flows

(Expressed in US dollars)

	Year Ended December 31, 2013 $	Year Ended December 31, 2012 $

Operating Activities

Net loss	(61,300)	(94,904)

Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation	14,344	18,830
Disposal of equipment	1,165	–

Changes in operating assets and liabilities:

Prepaid expenses and deposits	9,717	1,667
Inventory	71,933	84,012
Accounts payable and accrued liabilities	64,125	(28,729)

Net Cash Provided by (Used in) Operating Activities	99,984	(19,124)

Investing Activities

Purchase of equipment	(3,220)	(629)

Net Cash Used in Investing Activities	(3,220)	(629)

Financing Activities

Distribution	(56,267)	(82,500)

Net Cash Used in Financing Activities	(56,267)	(82,500)

(Decrease) Increase in Cash	40,497	(102,253)

Cash – Beginning of Year	1,025	103,278

Cash – End of Year	41,522	1,025

Supplemental Disclosures:

Interest paid	–	–
Income tax paid	–	–

(The accompanying notes are an integral part of these financial statements)

F-6

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Notes to the Financial Statements

(Expressed in US dollars)

1.	Nature of Operations

Jeremy N. Stout, Inc. (d/b/a The Big Tomato) (the “Company”), a subchapter S Corporation, was incorporated in the state of Colorado on February 20, 2001. The Company is an established Denver area store, warehouse distribution facility, and online hydroponics and indoor garden supplier.

During the year ended December 31, 2013 and 2012, the Company paid net distributions to the two principal shareholders of the Company of $56,267 and $82,500. Contributions from the shareholders consist of assets provided to the Company, and distributions are provided to the shareholders of the Company when there is excess cash available.

2.	Summary of Significant Accounting Policies

(a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

(b)	Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses in the reporting period. The Company regularly evaluates estimates and assumptions related to the recoverability of property and equipment, and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

(d)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined on average cost basis. Market is determined based on net realizable value. Appropriate consideration is given to obsolescence, excessive levels, deterioration, and other factors in evaluating net realizable value.

(e)	Property and Equipment

Equipment is stated at cost and is depreciated on a straight-line basis over their estimated useful lives, as follows:

Furniture and equipment	5 years
Leasehold improvements	3 years
Software and website	3 years
Vehicles	7 years

F-7

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Notes to the Financial Statements

(Expressed in US dollars)

(f)	Long-lived Assets

In accordance with ASC 360, “Property Plant and Equipment”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

(g)	Asset Retirement Obligations

The Company follows the provisions of ASC 440, “Asset Retirement and Environmental Obligations”, which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment or other disposal of long-lived tangible assets arising from the acquisition, construction or development and for normal operations of such assets. The Company did not have any asset retirement obligations at December 31, 2013, and 2012.

(h)	Revenue Recognition

The Company derives the majority of its revenue from the sale of hydroponic and indoor garden supplies at its retail store, in which the products are delivered to the customer immediately. The Company also has an online store, but there are minimal e-commerce sales. The Company recognizes revenue, net of sales tax, when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured which is typically when the customer takes possession of the merchandise at the point of sale, or if from the online store, when title transfers upon shipment from the Company’s warehouse.

(i)	Shipping and Handling

The cost of shipping and handling is included in cost of sales and was $2,119 (2012 - $4,197) during the year ended December 31, 2013.

(j)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

F-8

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Notes to the Financial Statements

(Expressed in US dollars)

(k)	Earnings (Loss) Per Share

The Company computes earnings (loss) per share in accordance with ASC 260, “Earnings per Share”. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing earnings (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

(l)	Financial Instruments and Fair Value Measures

ASC 820, “Fair Value Measurements and Disclosures”, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, loan receivable from shareholder, accounts payable and accrued liabilities, and loans payable. Pursuant to ASC 820, the fair value of cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

(m)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

F-9

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Notes to the Financial Statements

(Expressed in US dollars)

3.	Inventory

Inventory consists of the following:

	December 31, 2013 $	December 31, 2012 $

Finished Goods	142,946	214,879
Raw Materials	–	–

Total	142,946	214,879

4.	Property and Equipment

	Cost $	Accumulated Depreciation $	December 31, 2013 Net Carrying Value $	December 31, 2012 Net Carrying Value $

Furniture and equipment	57,938	45,554	12,384	17,165
Leasehold Improvements	24,747	24,747	-	3,363
Software and website	34,191	34,023	168	2,671
Vehicles	11,493	8,366	3,127	4,769

Total	128,369	112,690	15,679	27,968

(a)	During the year ended December 31, 2013, the Company disposed of computer equipment with a net book value of $1,165 for no proceeds, resulting in a loss on disposal of equipment of $1,165.

5.	Related Party Transactions

(a)	During the year ended December 31, 2013 and 2012, the Company paid or accrued management fees of $119,373 and $120,000 to the two principal shareholders of the Company.

(b)	During the year ended December 31, 2013 and 2012, the Company paid net distributions to the two principal shareholders of the Company of $56,267 and $82,500.

F-10

Jeremy N. Stout, Inc.

(d/b/a The Big Tomato)

Notes to the Financial Statements

(Expressed in US dollars)

6.	Commitment

The Company entered into a lease for office premises which originally commenced April 2, 2007. On October 27, 2010 and November 1, 2013, the Company entered into amendment agreements to extend the term of the lease. Under the terms of the November 1, 2013 amendment agreement, the term was extended to October 31, 2018, and the Company must pay base rent of $25,600 in the first 2 years of the lease, $27,200 in the next 2 years of the lease, and $28,800 in the last year of the lease. The following is a summary of the future lease commitments over the next five fiscal years:

2014	$25,600
2015	25,867
2016	27,200
2017	27,467
2018	24,000

Total	$130,134

7.	Subsequent Events

We have evaluated subsequent events through January 15, 2015, and did not have any material recognizable subsequent events with the exception of the following:

a)

The Company entered into a Shopping Center Lease Agreement which commenced April 1, 2014, and terminates on March 31, 2019. The minimum base rent due under the lease agreement is $5,235 per month for the first year, $5,413 per month for the second year, and $5,568 per month for the remaining term.

b)

On January 14, 2015, the Company completed a Plan of Merger with Monarch America, Inc. (“MAI”) (formerly Cannabis Kinetics Corp.), a Nevada corporation, whereby MAI acquired all of the outstanding shares of the Company in consideration for cash of $400,000, promissory notes of $2,000,000 and 8,100,000 post-split shares of restricted common stock of MAI. Each note will be payable in eight equal installments of $125,000 plus interest at 8% per annum. Each note will be secured by all of the assets of the Company and the shares of the Company.

c)

On January 14, 2015, the Company entered into a two-year employment agreement (the “Employment Agreement”) with each of Jeremy N. Stout and Josh Field for an annual base salary of $120,000 each. Each individual will also be entitled to a bonus based upon the Company’s annual net revenues for 2015 and 2016 as follows: (i) $2,500 for every $10,000 of revenue generated between $400,000 and $460,000, and (ii) $15,000 plus 7.5% of net revenue over $460,000. The agreement prohibits the individuals from competing with the business of the Company during the term of the agreement and for one year thereafter, except if the employee is terminated without cause or as a result of a constructive termination.

F-11